EXHIBIT 10.6


NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.



                                WARRANT AGREEMENT

                          FOR JUNIOR PREFERRED STOCK OF

                             AUTO DATA NETWORK, INC.

Warrant No. ____

Date of Issuance: _________ __, 2004        Warrant  to  purchase  an  aggregate
                                            of __________ shares of Junior
                                            Preferred Stock

         THIS CERTIFIES that, for value received, [_________________________], or his/her/its permitted transferees, successors or assigns (collectively, the "HOLDER"), is entitled to purchase from AUTO DATA NETWORK, INC., a Delaware corporation (the "COMPANY"), at any time, and from time to time, during the exercise period referred to in Section 1 hereof, [__________________________] ([____________]) fully paid, validly issued and nonassessable shares (the "WARRANT SHARES") of Junior Preferred stock of the Company, par value $0.00l per share (the "JUNIOR PREFERRED STOCK"), at the exercise price of One Dollar and Ninety Cents ($1.90) per share (the "WARRANT SHARE PRICE"). Securities issuable upon exercise of this Warrant and the Warrant Share Price payable therefor are subject to adjustment from time to time as hereinafter set forth. As used herein, the term "Warrant" shall include any warrant or warrants hereafter issued in consequence of the exercise of this Warrant Agreement in part or transfer of this Warrant in whole or in part. Capitalized terms used herein and not defined have the respective meanings given to them in that certain Amended and Restated Agreement and Plan of Merger, dated as of August 2, 2004, by and among the Company, the Holder and the other parties named therein (the "Merger Agreement").

         The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

         Subject to Section 4 of this Warrant and the applicable provisions of the Merger Agreement and applicable law, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent (as defined in Section 1.(a) herein) or to the Company. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "NEW WARRANT"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant. Any transfer or assignment of this Warrant and Warrant Shares obtained by the Holder in exercise of this Warrant is subject to any applicable restrictions under the Merger Agreement, if any, and the requirements that such securities be registered under the Securities Act and applicable state securities laws or exempt from registration under such laws.

1.       EXERCISE; PAYMENT FOR OWNERSHIP INTEREST.

         (a) Upon the terms and subject to the conditions set forth herein, this Warrant may be exercised in whole or in part by the Holder hereof at any time, or from time to time, on or after the date hereof and on or prior to 5 p.m. New York local time on the earliest date to occur (the "EXPIRATION DATE")of (x) [INSERT FIVE YEAR ANNIVERSARY OF ISSUANCE DATE] (the "Expiration Maturity Date") and (y) the Early Expiration Date, as such term is defined herein, by presentation and surrender of this Warrant to the principal offices of the Company, or at the office of its Transfer Agent (the "Transfer Agent"), if any, together with the Purchase Form annexed hereto, duly executed, and accompanied by payment to the Company of an amount equal to the Warrant Share Price multiplied by the number of Warrant Shares as to which this Warrant is then being exercised in U.S. dollars by certified or official bank check or wire transfer of immediately available funds of the cash purchase price; provided, however, that in each case, the minimum number of Warrant Shares as to which this Warrant is being exercised shall be the lesser of (i) 1,000 Warrant Shares or (ii) all Warrant Shares then held by the Holder on an as exercised basis; provided, further, that in the event of any merger, consolidation or sale, lease or transfer of all or substantially all of the assets of the Company, prior to the Expiration Date, the Holder shall have the right to exercise this Warrant commencing at such time through the Expiration Date into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. Any transfer of Warrant Shares obtained by the Holder in exercise of this Warrant is subject to the requirement that such transfer be in compliance with the applicable provisions of the Merger Agreement, if any, and that such securities be registered under the Securities Act, and applicable state securities laws or exempt from registration under such laws. The Holder of this Warrant shall be deemed to be a stockholder of the Warrant Shares as to which this Warrant is exercised in accordance herewith effective immediately after the close of business on the date on which the Holder shall have delivered to the Company this Warrant in proper form for exercise and payment in U.S. dollars by certified or official bank check or wire transfer of immediately available funds of the cash purchase price for the number of Warrant Shares as to which the exercise is being made, notwithstanding that the stock transfer books of the Company shall be then closed or that certificates representing such Warrant Shares shall not then be physically delivered to the Holder. The Company shall not enter into any merger, consolidation or sale, lease or transfer of all or substantially all of the assets of the Company unless effective provision shall be made so as to give effect to the provisions set forth in this subsection (a).

                  (i) As used  herein,  "Early  Expiration  Date" means ten (10)
         business days after delivery of written notice by the Company to the Holder that the average of the Market Price (as defined herein) for a share of Company Common Stock underlying the Junior Preferred Stock for thirty consecutive trading days was equal to or greater than Four Hundred Percent (400%) of the then-applicable Warrant Share Price. Notwithstanding the foregoing, there can be no "Early Expiration Date" if the Warrant Shares are not either covered by an effective registration statement under the Securities Act or an applicable exemption from registration under the Securities Act;

                  (ii) As used herein, "Market Price" means, with respect to the shares of Common Stock, (i) if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price as reported on such exchange or market; (ii) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a similar service if NASDAQ is not reporting such information; or (iii) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation) (such applicable trading market to be referred to as the "TRADING MARKET"). In the absence of any available public quotations for the Common Stock, the Board shall determine in good faith the fair value of the Common Stock, which determination shall be set forth in a certificate by the Secretary of the Company.

                  (iii) As used herein, "Trading Day" means a day on which the principal Trading Market with respect to the Common Stock is open for the transaction of business.

         (b) If this Warrant shall be exercised in part only, the Company, upon surrender of this Warrant for cancellation, shall execute and deliver, promptly (but in no event more than ten business days after such surrender), a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder as to which the Warrant has not been exercised. If this Warrant is exercised in part, such exercise shall be for a whole number of Warrant Shares. Upon any exercise and surrender of this Warrant, the Company (i) will issue and deliver to the Holder a certificate or certificates in the name of the Holder for the largest whole number of Warrant Shares to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional Warrant Share to which the Holder otherwise might be entitled, cash in an amount equal to the fair value of such fractional Warrant Share (determined in such reasonable and equitable manner as the Board of Directors of the Company (the "BOARD") shall in good faith determine), and (ii) will deliver promptly thereafter (but in no event more than ten business days thereafter) to the Holder such other securities, properties and cash which the Holder may be entitled to receive upon such exercise, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

         (c) This Warrant may be exercised by means of a "cashless exercise" in which the Holder shall tender to the Company the Warrant for the amount of Warrant Shares for which it is being exercised, along with the written notice of exercise, and the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

                  (A)  =   the  Market  Price  on the  Trading  Day  immediately
                           preceding the date of such election;

                  (B)  =   the   Warrant   Share  Price  of  this  Warrant,   as
                           adjusted; and

                  (X)  =   the number of Warrant  Shares issuable  upon exercise
                           of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.


2. ANTI-DILUTION PROVISIONS. The Warrant Share Price in effect at any time and the number and kind of securities issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

         2.1      Adjustments.

         (a) DEFINITION OF ADDITIONAL STOCK. The term "Additional Shares of Common Stock" includes all shares of Common Stock issued by the Company after the Date of Issuance, other than:

                  (i) Shares of Common Stock (subject to appropriate adjustment for any stock dividend, stock split, combination or other similar recapitalization affecting such shares) issuable or issued to the Company's employees, directors or consultants pursuant to a stock option plan or restricted stock plan or other compensation plan approved by the Board;

                  (ii) Shares of Common Stock issued or issuable pursuant to securities outstanding at the Date of Issuance or agreements to issue such securities or underlying shares of Common Stock which agreements are outstanding at the Date of Issuance;

                  (iii) Shares of Common Stock issued or issuable pursuant to subsection 2.1(b)(iv) below;

                  (iv) Shares of Common Stock issuable upon exercise of options or warrants, or upon conversion of convertible securities or other rights, outstanding as of the Date of Issuance; and

                  (v) Shares of capital stock or options or warrants to purchase capital stock issued to financial institutions or lessors in connections with commercial credit agreements, equipment financings or similar transactions or to other corporations, persons or entities in connection with acquisitions, mergers or similar business combinations, partnership arrangements, strategic alliances, licensing arrangements or similar non-capital raising transactions approved by the Board, including within this exception shares issued to raise capital provided that the use of proceeds is to consummate such non-capital raising transactions.

         (b) DIVIDEND, SUBDIVISION, COMBINATION OR RECLASSIFICATION OF COMMON STOCK. In the event that the Company shall at any time or from time to time after the issuance of this Warrant but prior to the exercise hereof:

                  (i) make a dividend or distribution on the outstanding shares of Common Stock payable in capital stock;

                  (ii) subdivide or reclassify or reorganize its outstanding shares of Common Stock into a greater number of shares;

                  (iii) combine or reclassify or reorganize its outstanding shares of Common Stock into a smaller number of shares; or

                  (iv) issue, by reclassification of its Common Stock or other reorganization, any Additional Shares of Common Stock;

then the number and kind of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted so that the Holder upon exercise hereof shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Whenever the number of Warrant Shares purchasable upon exercise hereof is adjusted as herein provided, the Warrant Price shall be adjusted by multiplying the Warrant Price by a fraction, the numerator of which is equal to the number of shares of Common Stock purchasable prior to the adjustment and the denominator of which is equal to the number of shares of Common Stock purchasable after the adjustment. An adjustment made pursuant to this Section 2.1(b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or issuance. If, as a result of an adjustment made pursuant to this Section 2.1(b), the Holder of this Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and any other class of capital stock of the Company, the Board (whose good faith determination shall be applied fairly and ratably to all holders of Warrants and shall be conclusive and shall be described in a written notice to all holders of Warrants promptly after such adjustment) shall determine in good faith the allocation of the adjusted Warrant Share Price between or among the shares of such classes of capital stock or shares of Common Stock and such other class of capital stock.

         The adjustment to the number of Warrant Shares purchasable upon the exercise of this Warrant described in this Section 2.1(b) shall be made each time any event listed in paragraphs (i) through (iv) of this Section 2.1(b) occurs.

         (c) ISSUANCE OF COMMON STOCK BELOW WARRANT SHARE PRICE. If the Company shall issue any Additional Shares of Common Stock after the date hereof (excluding any such issuance for which an adjustment is made under the foregoing subsection (b)), for no consideration or for a consideration per share less than the Warrant Share Price in effect on the date of and immediately prior to such issue, then in such event, the Warrant Share Price shall be reduced, concurrently with such issue, to a price equal to the quotient obtained by dividing:

                           (A) an amount equal to (x) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Market Price in effect immediately prior to such issuance or sale, plus (y) the aggregate consideration received or deemed to be received by the Company upon such issuance or sale, by

                           (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

         (d) ISSUANCE OF OPTIONS AND CONVERTIBLE SECURITIES DEEMED ISSUANCE OF ADDITIONAL SHARES OF COMMON Stock. If the Company, at any time or from time to time after the Date of Issuance, shall issue any options, warrants or other rights to purchase Common Stock (collectively, "OPTIONS") or securities that, by their terms, directly or indirectly, are convertible into or exchangeable for shares of Common Stock ("CONVERTIBLE Securities") or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued pursuant to this
Section 2.1(d):

                  (i) no further adjustment in the Warrant Share Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities and, upon the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Warrant Share Price then in effect hereunder shall forthwith be increased to the Warrant Share Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding;

                  (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Warrant Share Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided that no readjustment pursuant to this clause (ii) shall have the effect of increasing the Warrant Share Price to an amount which exceeds the lower of (A) the Warrant Share Price on the original adjustment date, or (B) the Warrant Share Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                  (iii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company, or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Warrant Share Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such decrease or increase becoming effective, be recomputed to reflect such decrease or increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided that no readjustment pursuant to this clause (iii) shall have the effect of decreasing the Warrant Share Price to an amount which exceeds the lower of (A) the Warrant Share Price on the original adjustment date, or (B) the Warrant Share Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                  (iv) if such Options or Convertible Securities cover shares which are excluded from the definition of Additional Shares of Common Stock by Section 2.1(a), then this Section 2.1(d) shall not apply to those underlying shares.

                  (iv) DETERMINATION OF CONSIDERATION. For purposes of this Subsection 2.1(d), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                           (A) CASH AND PROPERTY: Such consideration shall:

                                    (1)     insofar as it consists  of cash,  be
                                            computed  at the  aggregate  of cash
                                            received by the  Company,  excluding
                                            amounts  paid or payable for accrued
                                            interest or accrued dividends;

                                    (2)     insofar as it  consists  of property
                                            other than cash,  be computed at the
                                            fair  market  value  thereof  at the
                                            time of such issue, as determined in
                                            good faith by the Board; and

in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

                           (B) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 2.1(d)(ii), relating to Options and Convertible Securities, shall be determined by dividing

                                    (1)     the total amount,  if any,  received
                                            or  receivable  by  the  Company  as
                                            consideration  for the issue of such
                                            Options or  Convertible  Securities,
                                            plus the minimum aggregate amount of
                                            additional   consideration  (as  set
                                            forth  in the  instruments  relating
                                            thereto,   without   regard  to  any
                                            provision  contained  therein  for a
                                            subsequent    adjustment   of   such
                                            consideration)    payable   to   the
                                            Company  upon the  exercise  of such
                                            Options   or   the   conversion   or
                                            exchange    of   such    Convertible
                                            Securities,   or  in  the   case  of
                                            Options for Convertible  Securities,
                                            the  exercise  of such  Options  for
                                            Convertible   Securities   and   the
                                            conversion   or   exchange  of  such
                                            Convertible Securities, by

                                    (2)     the  maximum  number  of  shares  of
                                            Common  Stock  (as set  forth in the
                                            instruments     relating    thereto,
                                            without   regard  to  any  provision
                                            contained  therein for a  subsequent
                                            adjustment of such number)  issuable
                                            upon the exercise of such Options or
                                            the  conversion  or exchange of such
                                            Convertible Securities.

         In the event that at any time, as a result of an adjustment made pursuant to this Section 2.1, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained herein.

         (e) EXTRAORDINARY DISTRIBUTIONS. In case the Company shall at any time or from time to time, after the issuance of the Warrant but prior to the exercise hereof, distribute to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation and the Common Stock is not changed or exchanged) cash, evidences of indebtedness, securities or other property or assets (excluding any such event for which adjustment is made under Section 2) or rights or warrants to subscribe for or purchase any of the foregoing, then, and in each such case, the Holder shall be entitled to participate in any such distribution based on the number of shares of Common Stock it would have been entitled to receive had the Warrant been exercised immediately prior to the occurrence of such distribution, as if the Holder were the owner of such shares of Common Stock at the time of such distribution. Notwithstanding the foregoing, this Section 2.1(e) shall be of no force or effect until and unless such time as the Company shall grant a similar right to holders of warrants issued after the date hereof, at which time the Holders shall be entitled to the same protection for extraordinary dividends as granted to such future holders of warrants, if any.

         2.2 OTHER ACTION AFFECTING WARRANT SHARES. If the Company takes any action affecting its shares of Common Stock after the date hereof, that would be covered by Section 2.1 but for the manner in which such action is taken or structured, which would in any way diminish the value of this Warrant, then the Warrant Share Price shall be adjusted in such manner as the Board shall in good faith determine to be equitable under the circumstances.

         2.3 NOTICE OF ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Warrant Share Price pursuant to this Section 2, the Company at its expense will as promptly as possible, but in any event within ten (10) business days, compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment, including a statement of the adjusted Warrant Share Price or adjusted number of shares of Common Stock, if any, issuable upon exercise of each Warrant, describing in reasonable detail the transaction giving rise to such adjustments and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail, by first class mail, postage prepaid, a copy of each such certificate to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, and to its Transfer Agent.

         2.4 OTHER NOTICES. If at any time:

         (a) the Company shall (i) offer for subscription pro rata to the holders of shares of the Common Stock any additional equity in the Company or other rights; or (ii) pay a dividend in additional shares of the Common Stock or distribute securities or other property or assets to the holders of shares of the Common Stock (including, without limitation, cash, evidences of indebtedness and equity and debt securities);

         (b) there shall be any capital reorganization or reclassification or consolidation or merger of the Company with, or sale, transfer or lease of all or substantially all of its assets to, another entity; or

         (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (x) at least 10 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such subscription rights, dividend, distribution or issuance; PROVIDED THAT such ten (10) day period shall be increased to thirty (30) days in the case of Section 2.4(a)(ii), and (y) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place if no stockholder vote is required and at least 10 days' prior written notice of the record date for stockholders entitled to vote upon such matter if a stockholder vote is required. Such notice in accordance with the foregoing clause (x) shall also specify, in the case of any such subscription rights, the date on which the holders of shares of Common Stock shall be entitled to exercise their rights with respect thereto, and such notice in accordance with the foregoing clause (y) shall also specify the date on which the holders of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

         2.5 ADJUSTMENT CALCULATIONS. No adjustment in the Warrant Share Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Section 2.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         2.6 APPRAISAL. If a majority in interest of the Holders reasonably disagrees with any of the Board's determinations referred to in this Section 2 (each, a "DETERMINATION"), and such majority of Holders shall notify the Company of its disagreement by furnishing to the Company a written notice setting forth in reasonable detail the fact of such dispute, the basis for such dispute, and such Holders' alternative calculation (such notice, a "DETERMINATION DISPUTE NOTICE"), and such Determination Dispute Notice is received by the Company within seven (7) days of the Company having given notice of the Determination to the Holders, then the Company and a majority in interest of such Holders (the "WARRANT REPRESENTATIVE") shall resolve such Determination Dispute in accordance with the terms and provisions of this Section 2.6. The Holders agree that this
Section 2.6 sets forth the exclusive mechanism for the Holders to make any such dispute and to resolve the same, and shall not be entitled to make any such dispute in any other manner. The Company and the Warrant Representative shall use good faith efforts to mutually agree upon the designation of a single Qualified Appraiser (as defined below) within seven (7) business days of the receipt by the Company of a valid Determination Dispute Notice received by the Company in within the time period set forth above in this Section 2.6. If such a single Qualified Appraiser is designated, that person shall make a Determination. If the Company and the Warrant Representative do not so agree upon the designation of a single Qualified Appraiser within such period, then within five (5) business days following the end of such period, each of the Company and the Warrant Representative by written notice to the other shall designate a Qualified Appraiser (or if any party fails to so select a Qualified Appraiser within the time period specified, the Person selected by the other party shall be the Qualified Appraiser) and the two Qualified Appraisers so designated shall within ten (10) business days of their designation jointly designate a third Qualified Appraiser, and such third Qualified Appraiser so designated, solely, shall independently make a Determination. The parties may submit the basis for their respective views to the Appraiser in writing. In such event, each party shall furnish its submission to the other party at the same time as the submission is furnished to the Qualified Appraiser, and the other party shall have two (2) business days within which to furnish a single rebuttal to such original submission. The Qualified Appraiser may consider such submissions in reaching the Determination. If there is only a single Qualified Appraiser, the fees and expenses of the Qualified Appraiser shall be paid equally by the Company and the Warrant Representative. If three Qualified Appraisers are appointed, the Company shall pay the fees and expenses of the Qualified Appraiser which it appoints, the Warrant Representative shall pay the fees and expenses of the Qualified Appraiser which it appoints, and the fees and expenses of the third Qualified Appraiser shall be shared equally by the Company and the Warrant Representative. The designated Qualified Appraiser shall make the Determination not later than ten (10) business days following the appointment of the Qualified Appraiser making the Determination. The Determination made by the applicable Qualified Appraiser shall be final, conclusive and binding on the parties hereto. None of the Qualified Appraisers shall be affiliated with any of the Company, the Warrant Representative or another Qualified Appraiser. For the purposes of this Agreement, "QUALIFIED APPRAISER" shall mean an individual who is engaged on a regular basis (although not necessarily full time) in valuing securities or arrangements similar to this Agreement, as the case may be, and may include (but shall not be limited to) professional business appraisers, investment bankers or accountants.

3. NO VOTING RIGHTS AS STOCKHOLDERS OR LIABILITIES. Except as otherwise provided herein, this Warrant shall not be deemed to confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof. Nothing contained in this Warrant shall be deemed as imposing any liabilities on the Holder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

4. WARRANTS TRANSFERABLE. Subject to the terms hereof, this Warrant and all rights hereunder are transferable, subject to the applicable terms of the Merger Agreement, if any, and applicable law, in whole or in part, upon surrender of this Warrant with a properly executed Form of Assignment at the principal offices of the Company. This Warrant and the underlying shares of Common Stock may not be offered, sold or transferred except in compliance with the applicable terms of the Merger Agreement, if any, and the Securities Act, and any applicable state securities laws, or an exception therefrom, and then only against receipt of an agreement of the person to whom such offer or sale or transfer is made to comply with the provisions of this Warrant with respect to any resale or other disposition of such securities; provided that no such agreement shall be required from any person purchasing this Warrant or the underlying shares of Common Stock pursuant to a registration statement effective under the Securities Act. No such disposition shall occur without an opinion of such Holder's counsel, which opinion shall be reasonably satisfactory to the Company's counsel.

5. WARRANTS EXCHANGEABLE; ASSIGNMENT; LOSS, THEFT, DESTRUCTION, ETC. This Warrant is exchangeable, without expense, upon surrender hereof by the Holder hereof at the principal offices of the Company, or at the office of its Transfer Agent, if any, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the Warrant Shares which may be subscribed for and purchased hereunder, each such new Warrant to represent the right to subscribe for and purchase such Warrant Shares as shall be designated by such Holder hereof at the time of such surrender. Upon surrender of this Warrant to the Company at its principal office, or at the office of its Transfer Agent, if any, with an instrument of assignment duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company, or at the office of its Transfer Agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant, the Company will issue to the Holder hereof a new Warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the Warrant Shares which may be subscribed for and purchased hereunder. Any such new Warrant executed and delivered shall constitute an additional contractual obligation of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

6. LEGENDS; INVESTMENT REPRESENTATIONS. Any certificate evidencing the securities issued upon exercise of this Warrant shall bear a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY OTHER APPLICABLE SECURITIES LAWS IS AVAILABLE.

7. MODIFICATIONS AND WAIVERS. The Holder of this Warrant acknowledges and agrees that the terms of this Warrant may be amended, modified or waived only by the written agreement between the Holder and the Company.

8. EXPENSES. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of this Warrant and all substitute Warrants. The Holder shall pay all taxes in connection with any sale, assignment or other transfer of this Warrant.

9. BOOKS. The Company shall maintain, at the office or agency of the Company maintained by the Company, books for the registration and transfer of the Warrant.

10. RESERVATION OF WARRANT SHARES. The Company or, if appointed, the transfer agent for the Common Stock, and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to the Holder pursuant to Section 2.5 hereof.

11.      [Intentionally Omitted]

12. LISTING ON SECURITIES EXCHANGES; REGISTRATION. If, and so long as, any class of the Company's Common Stock shall be listed on any national securities exchange (as defined in the Exchange Act) or NASDAQ, the Company shall use its reasonable best efforts to, at its expense, obtain and maintain the approval for listing upon official notice of issuance of all shares of the Company's Common Stock which may be acquired upon conversion of the then outstanding Warrant Shares and maintain the listing of Warrant Shares after their issuance; and the Company will so list on such national securities exchange or NASDAQ, if applicable, will register under the Exchange Act (or any similar statute then in effect), and will maintain such listing of, any other securities that at any time are issuable upon exercise of this Warrant if and at the time any securities of the same class shall be listed on such national securities exchange or NASDAQ by the Company.

13. NO DILUTION OR IMPAIRMENT. The Company will not act for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms of this Warrant, by amendment of its certificate or articles of incorporation or other organizational documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, but will, at all times, in good faith, assist in the carrying out of all such terms. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise.

14.      MISCELLANEOUS.

         14.1 NOTICES. All notices and other communications shall be mailed by first-class certified or registered mail, postage prepaid, sent by reputable overnight delivery, delivered by hand or sent by facsimile as follows:

                           If to the Company:


                           Auto Data Network, Inc.
                           712 Fifth Avenue, 19th Floor
                           New York, New York  10019
                           Attention:  Chief Executive Officer
                           Telephone:  (212)897-6848

                           and with a copy to:
                           Auto Data Network, Inc.
                           712 Fifth Avenue, 19th Floor
                           New York, New York  10019
                           Attention:  Andrew J. Cosentino
                           Telephone:  (212)897-6910

         If to the Holder: The address and/or facsimile furnished to the Company in writing by the last registered Holder of this Warrant who shall have furnished an address and/or facsimile to the Company in writing.

except that any of the foregoing may from time to time by written notice to the other designate another address which shall thereupon become its effective address for the purposes of this paragraph. Any notices, requests or consents hereunder shall be deemed given, and any instruments delivered, five days after they have been mailed by first-class certified or registered mail, postage prepaid, or upon receipt if delivered by a reputable overnight courier or if delivered personally or by facsimile transmission.

         14.2 ENTIRE AGREEMENT. This Warrant, including the exhibits and documents referred to herein which are a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter and may be amended only by a written instrument executed by the parties hereto or their successors or assigns. Any paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

         14.3 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. The parties hereto hereby agree that any suit or proceeding arising under this Warrant, or in connection with the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the County of New York and State of New York. By its execution hereof, both the Company and the undersigned hereby consent and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the County of New York and State of New York and agree that any process in any suit or proceeding commenced in such courts under this Warrant may be served upon it personally or by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same force and effect as if personally served upon the applicable party in New York and in the city or county in which such other court is located. The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense of lack of in personam jurisdiction with respect thereto.

         14.4 HEADINGS. The headings of this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         IN WITNESS WHEREOF, this Warrant Agreement has been executed as of the date first written above.


                                 AUTO DATA NETWORK, INC.


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                  PURCHASE FORM



Dated: __________

         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _____ Warrant Shares and hereby makes full cash payment of $_____________ in payment of the exercise price thereof.

         The undersigned has had the opportunity to ask questions of and receive answers from the officers of the Company regarding the affairs of the Company and related matters, and has had the opportunity to obtain additional information necessary to verify the accuracy of all information so obtained.

         [The undersigned understands that the shares have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction, and hereby represents to the Company that the undersigned is acquiring the shares for its own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such shares.] [THIS MAY NOT APPLY DEPENDING UPON WHETHER A REGISTRATION STATEMENT IS EFFECTIVE.]



                           -------------------------------------------
                                     (Signature)


                           -------------------------------------------
                                     (Print or type name)


                           -------------------------------------------
                                     (Address)

                           -------------------------------------------

                           -------------------------------------------


         NOTICE: The signature of this Purchase Form must correspond with the name as written upon the face of the within Warrant, or upon the assignment thereof, if applicable, in every particular, without alteration, enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT



[To be completed and signed only upon transfer of Warrant)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the right represented by the within Warrant to purchase ________ shares of Common Stock of _____________ to which the within Warrant relates and appoints _____________ attorney to transfer said right on the books of ___________________ with full power of substitution in the premises.

Dated:   __________________   ___,  200__



                           -------------------------------------------

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                           Address of Transferee:

                           -------------------------------------------

                           -------------------------------------------

                           -------------------------------------------

In the presence of:


------------------------------------



                               CONSENT OF ASSIGNEE

         I HEREBY CONSENT to abide by the terms and conditions of the within Warrant.

Dated:
       ----------------------                 ----------------------------------
                                                     (Signature of Assignee)

                                              ----------------------------------
                                                     (Print or type name)